Exhibit 10.7

SECOND ADDENDUM TO THE SHARE PURCHASE AND SALE AGREEMENT

Between

PSYENCE GROUP INC. (the "Seller")

and

PSYENCE BIOMEDICAL LTD. (the "Purchaser")

and

PSYENCE LABS LTD. (the "Company")

(collectively, the "Parties")

1	RECITALS

1.1	On or about September 17, 2024, the Parties entered into a SHARE PURCHASE AND SALE AGREEMENT, which agreement was amended by way of a First Addendum dated September 27, 2024 ("SPA"). In addition to the terms defined elsewhere in this second addendum to the SPA ("Second Addendum") capitalized terms that are not otherwise defined herein have the meanings given to such terms in the SPA or in the annexures thereto.

1.2	The Parties wish to create additional obligations and make certain amendments to the SPA and include additional clauses thereto.

1.3	The Parties wish to record these additional obligations and amendments in writing.

2	EFFECTIVE DATE

This Second Addendum shall be effective on November 26, 2024.

3	AMENDMENTS TO the SPA

The SPA is hereby amended by the deletion of the date "January 15, 2025" in the first sentence of clause 6.3 and its replacement with the date "November 26, 2024".

4	SAVINGS CLAUSE

Save to the extent specifically or by necessary implication modified in or inconsistent with the provisions of this Second Addendum, all the terms and conditions of the SPA shall mutatis mutandis continue in full force and effect. If there is any discrepancy between this Second Addendum and any of the SPA, this Second Addendum shall prevail.

5	COSTS

Each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Second Addendum.

6	SIGNATURE

Signed on behalf of the parties, each signatory hereto warranting that he/she has due authority to do so.

IN WITNESS WHEREOF the parties have executed this Addendum as of the date first written above.

SIGNED at Cape Town on November 29, 2024

For and on behalf of
PSYENCE GROUP INC

Signature

Taryn Vos

Name of Signatory

Authorised Signatory

Designation of Signatory

SIGNED at Toronto on November 29, 2024

For and on behalf of
PSYENCE BIOMEDICAL LTD

Signature

Neil Maresky

Name of Signatory

Director

Designation of Signatory

SIGNED at Cape Town on November 29, 2024

For and on behalf of
PSYENCE LABS LTD.

Signature

Tony Budden

Name of Signatory

CEO

Designation of Signatory